UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 29, 2017

TIME INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36218	13-3486363
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

225 Liberty Street
New York, NY 10281
(Address of Principal Executive Offices) (Zip Code)

(212) 522-1212
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 29, 2017, Time Inc. (the "Company") held its annual meeting of stockholders ("Annual Meeting"). At the Annual Meeting, the stockholders:

•    elected all ten of the Company's nominees for Director named in the 2017 Proxy Statement to the Company’s Board of Directors;
•    ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2017;
•    approved, on an advisory basis, the compensation of the Company’s executive officers named in the 2017 Proxy Statement; and
•    did not approve a stockholder proposal regarding an independent Board chairman since the proposal received "for" votes from less than a majority of the votes duly cast by the holders of the Company's common stock.

The final results of the voting were as follows:
Proposal No. 1: Election of Directors

	For	Against	Abstain	Broker Non-Votes
Richard Battista	80,148,695	1,466,957	106,270	8,959,335
David A. Bell	78,524,087	3,091,710	106,125	8,959,335
John M. Fahey, Jr.	80,175,304	1,439,606	107,012	8,959,335
Manuel A. Fernandez	80,134,106	1,481,663	106,153	8,959,335
Dennis J. FitzSimons	78,539,241	3,076,021	106,660	8,959,335
Betsy D. Holden	78,559,469	3,055,453	107,000	8,959,335
Kay Koplovitz	78,542,863	3,072,557	106,502	8,959,335
Ronald S. Rolfe	80,133,859	1,479,840	108,223	8,959,335
Dan Rosensweig	73,637,515	7,977,600	106,807	8,959,335
Michael P. Zeisser	80,058,569	1,556,073	107,280	8,959,335

In connection with this election and the previously-announced departures from the Board of Directors, John M. Fahey, Jr. has been appointed the Non-Executive Chairman of the Company's Board of Directors and Dan Rosensweig has been appointed as a member of the Nominating and Governance Committee of the Board of Directors.

Proposal No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm

For	Against	Abstain
90,334,440	225,921	120,896
Proposal No. 3: Advisory Vote to Approve Executive Compensation

For	Against	Abstain	Broker Non-Votes
45,783,258	35,802,141	136,523	8,959,335
Proposal No. 4: Stockholder Proposal on Independent Board Chairman

For	Against	Abstain	Broker Non-Votes
26,259,947	55,333,044	128,931	8,959,335

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME INC. (Registrant)

By:	/s/ Lauren Ezrol Klein
Lauren Ezrol Klein
Executive Vice President, General Counsel and Corporate Secretary
Date:  July 6, 2017